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                      SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D.C.  20549

                        ------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


              Date of Report (Date of earliest event reported):

                                June 16, 1995
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                              BancorpSouth, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Mississippi              0-10826              64-0659571
         ---------------       ----------------       ----------------
         (State or Other       (Commission File       (I.R.S. Employer
         Jurisdiction of            Number)            Identification
         Incorporation)                                      Number)


                     One Mississippi Plaza
                      Tupelo, Mississippi                 38801
           ---------------------------------------      ----------
           (Address of principal executive offices)     (Zip Code)


                                (601) 680-2000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


                                Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)


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                              Page 1 of 4 pages


                       Exhibit Index located on Page 4
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ITEM 5.   OTHER EVENTS.

          On June 16, 1995, the Registrant and Wes-Tenn Bancorp, Inc., a Tennessee corporation ("Wes-Tenn"), entered into an Agreement and Plan of Merger providing for the merger of Wes-Tenn with and into the Registrant, with the Registrant being the surviving corporation (the "Merger"). Simultaneously with the Merger, Tennessee Community Bank, a Tennessee banking corporation and wholly-owned subsidiary of Wes-Tenn, will be merged with and into Volunteer Bank, the Registrant's Tennessee banking subsidiary ("Volunteer"), with Volunteer being the surviving bank.

          Each holder of Wes-Tenn common stock will be entitled to receive
0.6296 of a share of the Registrant's common stock (subject to appropriate adjustment in the event of certain occurrences) in exchange for each outstanding share of Wes-Tenn common stock.

          The closing of the Merger is subject to certain conditions, including the approval of the shareholders of Wes-Tenn and the Registrant (if required), and the receipt of applicable regulatory approvals or consents, including those of the Federal Reserve Board and the Tennessee Department of Financial Institutions. The parties anticipate closing the Merger on or around
December 31, 1995.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

          (c)   EXHIBITS.

                2. Agreement and Plan of Merger, dated as of June 16, 1995, by and between the Registrant and Wes-Tenn

                99.1 Press Release of the Registrant, dated June 16, 1995, announcing the execution of the Agreement and Plan of Merger

                99.2 Press Release of Wes-Tenn, dated June 16, 1995, announcing the execution of the Agreement and Plan of Merger





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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BANCORPSOUTH, INC.

                                            By:  /s/ Cathy M. Robertson
                                                 ------------------------------
                                                 Cathy M. Robertson, First Vice
                                                 President and Corporate
                                                 Secretary


Date:  June 21, 1995





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                                 EXHIBIT INDEX

EXHIBIT                                                                    PAGE
NUMBER                      DESCRIPTION OF EXHIBITS                       NUMBER
- ------                      -----------------------                       ------
2                Agreement and Plan of Merger, dated as of
                 June 16, 1995, by and between the Registrant
                 and Wes-Tenn

99.1             Press Release of the Registrant, dated
                 June 16, 1995, announcing the execution
                 of the Agreement and Plan of Merger

99.2             Press Release of Wes-Tenn, dated
                 June 16, 1995, announcing the execution
                 of the Agreement and Plan of Merger





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